                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                                 April 25, 2000
                 Date of Report (Date of earliest event reported)

                      SILVERTHORNE PRODUCTION COMPANY
           (Exact name of registrant as specified in its charter)

      Colorado                          0-11730                 84-0189377
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
   of incorporation)                                      Identification Number)

 7001 Seaview Avenue NW, Suite 210, Seattle, Washington         98117
        (Address of principal executive offices)              (Zip Code)

     Registrant's telephone number, including area code:  (206) 297-6151

                                 Not Applicable
       (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired

            By amendment the  registrant  is filing the required  unaudited financial  statements in  connection  with its  acquisition  of
            Aquila  International  Telecommunications,  Inc. as  previously reported  in Current  Reports on Form 8-K that were dated April
            25, 2000 and filed on May 5, 2000 and June 15, 2000.

            Aquila International  Telecommunications,  Inc. Unaudited March
            31, 2000 and 1999

      (b)   Pro Forma Financial Information

            The  registrant  is  filing  the  required  pro  forma  data in
            connection  with  its   acquisition  of  Aquila   International
            Telecommunications,  Inc. as  previously  reported in a Current
            Report on Form 8-K that was dated  April 25,  2000 and filed on
            May 5, 2000.

(c)   Exhibits

            None

                                   SIGNATURES

      Pursuant to the requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SILVERTHORNE PRODUCTION COMPANY

Dated:  January 31, 2001            By: /s/ Darrell H. Hughes
                                            Darrell H. Hughes, President
                                             and Chief Executive Officer

            (a) AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                          March 31, 2000 and 1999

                             TABLE OF CONTENTS

Unaudited Financial Statements:

   Unaudited Balance Sheets

   Unaudited Statements of Operations

   Unaudited Statements of Cash Flows

Notes to Unaudited Financial Statements

               AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                         Unaudited Balance Sheets

                                                            December 31,        March 31,
                                                               1999               2000
                                                            ------------       ----------
                                           Assets
Current assets
  Cash                                                       $   20,392        $    7,595
  Accounts receivable                                            38,750            51,398
  Other receivables                                                 200               200
                                                             ----------        ----------
   Total current assets                                          59,342            59,193
                                                             ----------        ----------

Property and equipment, net                                     170,830           151,018

Other assets
  Deposits                                                       76,318            76,997
                                                             ----------        ----------

Total assets                                                 $  306,490        $  287,208
                                                             ==========        ==========

                           Liabilities and Shareholders' Deficit
Current liabilities
  Accounts payable                                           $   42,894        $   30,302
  Accrued expenses                                              393,873           451,142
  Deposits received                                               5,306             5,306
  Loan from shareholder                                          25,900            25,900
  Current portion - long-term liabilities                       102,969           100,948
                                                             ----------        ----------
   Total current liabilities                                    570,942           613,598

Long-term liabilities - net of current portion                  854,332           885,000
                                                             ----------        ----------
   Total liabilities                                          1,425,274         1,498,598
                                                             ----------        ----------

Shareholders' deficit
  Common stock - $1 par value, 5,000,000 shares                  12,000            12,000
   authorized
  Retained deficit                                           (1,130,784)       (1,223,390)
                                                             ----------        ----------
   Total shareholders' deficit                               (1,118,784)       (1,211,390)
                                                             ----------        ----------

Total liabilities and shareholders' deficit                  $  306,490        $  287,208
                                                             ==========        ==========

The accompanying notes are an integral part of these unaudited financial statements.

               AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                    Unaudited Statements of Operations

                                                                  Three Months Ended
                                                                       March 31,
                                                             ----------------------------
                                                                1999              2000
                                                             ----------        ----------

Income                                                       $      617        $  106,321

Cost of sales                                                     5,373           101,529
                                                             ----------        ----------
Gross profit                                                     (4,756)            4,792
                                                             ----------        ----------
Operating expenses
  Sales, general and administrative                             145,929            68,571
  Depreciation and amortization                                     987            26,945
  Interest                                                       26,290             1,882
                                                             ----------        ----------
   Total operating expenses                                     173,206            97,398
                                                             ----------        ----------

Net loss                                                     $ (177,962)       $  (92,606)
                                                             ==========        ==========

The accompanying notes are an integral part of these unaudited financial statements.

              AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                    Unaudited Statements of Cash Flows

                                                                  Three Months Ended
                                                                       March 31,
                                                             ----------------------------
                                                                1999              2000
                                                             ----------        ----------
Cash flows from operating activities
  Net loss                                                   $ (177,962)       $  (92,606)
                                                             ----------        ----------
  Adjustments to reconcile net loss to net cash
   provided by operating activities
  Depreciation expense                                              987            26,945
  Changes in
   Accounts receivable                                            3,125           (12,648)
   Prepaid and deferred charges                                  (7,737)             (679)
   Accounts payable and accrued expenses                        143,648            44,677
                                                             ----------        ----------
                                                                140,023            58,295
                                                             ----------        ----------
      Net cash used by operating activities                     (37,939)          (34,311)
                                                             ----------        ----------

Cash flows from financing activities
  Loan from related parties                                     115,359                -
  Advance from ITHC                                                  -            135,000
  Principal payments on capital leases                          (32,184)         (106,353)
                                                             ----------        ----------
      Net cash provided by financing activities                  83,175            28,647
                                                             ----------        ----------

Cash flows from investing activities
  Purchase of property and equipment                            (19,148)           (7,133)
                                                             ----------        ----------
      Net cash provided by investing activities                 (19,148)           (7,133)
                                                             ----------        ----------

Increase in cash                                                 26,088           (12,797)

Cash - beginning of period                                          302            20,392
                                                             ----------        ----------

Cash - end of period                                         $   26,390        $    7,595
                                                             ==========        ==========
   Supplemental disclosures of cash flow information:

   Cash paid during the period for income taxes              $       -         $       -

   Cash paid during the period for interest                  $    3,640        $    1,882

   NONCASH TRANSACTIONS

   Fixed assets purchased with capital leases                $       -         $       -

The accompanying notes are an integral part of these unaudited financial statements.

               AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                  Notes to Unaudited Financial Statements

Note 1 - Summary of Significant Accounting Policies

Description of Business

The Company is a FCC licensed long distance carrier.  It services primarily long  distance  telephone  communications  to a  world-wide  customer  base through callback and debit and credit card applications.

Basis of Presentation

The  accompanying  unaudited  financial  statements  have been  prepared in accordance  with  generally  accepted  accounting  principles  for  interim
financial   information.   Accordingly,   they  do  not   include  all  the
information  and  complete   footnotes   required  by  generally   accepted
accounting  principles for financial  statements.  For further information, refer to the audited  financial  statements and notes thereto for the years ended  December  31, 1998 and 1999  included in the Current  Report on Form
8-K/A filed with the Securities  and Exchange  Commission on June 15, 2000.
In the opinion of management,  all  adjustments,  consisting only of normal recurring  adjustments,  have  been  made in order  to make  the  financial statements not misleading.  The results are not  necessarily  indicative of those for a complete fiscal year.

Property and Equipment

Property  and  equipment  are  recorded at cost.  Depreciation  is computed using  the  straight-line  method  for  financial  reporting  purposes  and
amounted  to  $90,835   and  $40,524  for  1999  and  1998,   respectively.
Estimated useful lives of the assets are:

                 Computer software                3 years
                 Computer equipment               3 years
                 Office furniture                 7 years
                 Telephone equipment              5 years
                 Leasehold improvements           5 years

Income Taxes

The Company has elected to be taxed under the  provision of Subchapter S of the Internal Revenue Code. Under those  provisions,  the Company  generally does not pay Federal  Corporate tax on its taxable income.  Instead,  taxes on the operating  profits and losses are the individual  responsibility  of the shareholders.

For California  state franchise tax purposes the Company is treated as an S
Corporation.  Under this  election,  the net  profits or losses flow to the shareholders  and the Company is taxed  directly on its income at a rate of
1.5% for December 31, 1999 and 1998.

The provision for income taxes  consists of state taxes  currently due and, if material,  deferred taxes  resulting from  differences in the accounting methods  used for  financial  reporting  purposes and those used for income tax  reporting.  There  are no  material  deferred  income  tax  items,  as determined under Statement of Financial  Accounting  Standards No. 109, for
1999 and 1998.

Use of Estimates

The  preparation  of financial  statements  in  conformity  with  generally accepted  accounting  principles  requires management to make estimates and assumptions  that affect the reported amounts of assets and liabilities and disclosure  of  contingent  assets  and  liabilities  at  the  date  of the financial  statements  and the  reported  amounts of revenues  and expenses during  the  reporting  period.  Actual  results  could  differ  from those estimates.

Cash and Cash Equivalents

Cash and cash  equivalents  consist  of cash on hand  and in  checking  and savings accounts.

Advertising

The Company expenses  advertising  costs as they are incurred.  Advertising expenses  for the years  ended  December  31, 1999 and 1998 were $3,797 and
$215 respectively.

               AQUILA INTERNATIONAL TELECOMMUNICATIONS, INC.

                UNAUDITED PRO FORMA COMBINED STATEMENTS OF
                    OPERATIONS AND UNAUDITED PRO FORMA
                          COMBINED BALANCE SHEETS

The following  unaudited pro forma  combined  statements of operations  for the year ended  June 30,  1999 and the nine month  period  ended  March 31,
2000 and the unaudited  pro forma  combined  balance  sheets as of June 30,
1999 and  March  31,  2000,  give  effect to the  business  combination  of
Silverthorne     Production     Company     and    Aquila     International
Telecommunications,  Inc.. The transaction between Silverthorne  Production
Company  and  Aquila  International   Telecommunications,   Inc.  has  been
accounted  for as a  combination  of companies  under the purchase  method.
The unaudited pro forma  statements of operations  have been prepared as if the  proposed  transaction  occurred  on July 1, 1998.  The  unaudited  pro forma  balance  sheets have been  prepared as if the  proposed  transaction occurred  June 30, 1999 and March 31, 2000,  respectively.  These pro forma statements are not  necessarily  indicative of the results of operations or the  financial  position as they may be in the future or as they might have been had the transactions become effective on the above-mentioned dates.

The unaudited  pro forma  combined  statements  of operations  for the year ended June 30, 1999 and the nine month  period ended March 31, 2000 include the  results  of  operations  of Aquila  International  Telecommunications,
Inc.,  Silverthorne  Production Company and previous  acquisitions reported in amendments  to Current  Reports on Form 8-K that were  previously  filed during 1999.

The  unaudited  pro forma  combined  statements of income and the unaudited pro forma combined  balance  sheets should be read in conjunction  with the separate historical  financial statements and notes thereto of Silverthorne
Production  Company,  Aquila  International  Telecommunications,  Inc.  and
those  previous  acquisitions  in 1999 reported in as amendments to Current
Reports on Form 8-K.

The  Company  changed  its  method of  amortizing  customer  databases  and goodwill  during  fiscal  2000.  Previously  the  Company  did not begin to amortize  it customer  databases  until the  migration  of these names into active  customers had begun.  However,  effective  July 1, 1999 as a result of  the  significant  uncertainties  surrounding  the  commencement  of the
migration  process,  the  Company  has  reflected   amortization  of  these
databases  over  their  estimated  remaining  useful  lives  of 4.33  years
(through  November  1,  2003).   Additionally,   the  Company  changed  the
estimated  useful  live of the  goodwill  acquired in  connection  with the acquisition  of the net assets of Cognigen  Corporation  from 20 years to 5 years.  The effects of these  corrections on previously  reported pro forma amounts  are  reflected  in the  following  pro  forma  combined  financial statements.

                Unaudited Pro Forma Combined Balance Sheet
                           As of March 31, 2000

                                                                             Pro Forma Adjustments
                                                                         -----------------------------
                              Silverthorne(2)    Aquila       Total        Debit             Credit             Combined
                              --------------   ----------   ----------   ----------        -----------         ----------
                                 (Restated)
            Assets
Current assets                   $3,309,584    $   59,193   $3,368,777   $   67,666  (4)   $   (59,193) (4)    $3,377,250

Property and equipment, net         254,038       151,018      405,056      126,471  (4)      (151,018) (4)       380,509

Other assets                      1,283,903        76,997    1,360,900    3,657,481  (4)       (76,997) (4)     4,351,384

                                         -             -            -            -            (590,000) (4)            -
                                 ----------    ----------   ----------   ----------        -----------         ----------

Total assets                     $4,847,525    $  287,208   $5,134,733   $3,851,618        $  (877,208)        $8,109,143
                                 ==========    ==========   ==========   ==========        ===========         ==========

Liabilities and Shareholders'
            equity

Total current liabilities        $1,275,234    $  613,598   $1,888,832   $  195,926  (4)   $  (129,554) (4)    $1,822,460

Long-term debt                      180,000       885,000    1,065,000    1,302,672  (4)      (434,617) (4)       196,945

Shareholders' equity (deficit)    3,392,291    (1,211,390)   2,180,901           -          (3,908,837) (4)     6,089,738
                                 ----------    ----------   ----------   ----------        -----------         ----------

Total liabilities and equity     $4,847,525    $  287,208   $5,134,733   $1,498,598        $(4,473,008)        $8,109,143
                                 ==========    ==========   ==========   ==========        ===========         ==========

                Unaudited Pro Forma Combined Balance Sheet
                            As of June 30, 1999

                                                                                 Pro Forma Adjustments
                                                                             -----------------------------
                                  Silverthorne(1)   Aquila       Total         Debit              Credit           Combined
                                  --------------  ----------   ----------    ----------         ----------        -----------
              Assets

Current assets                       $  326,583   $   15,981   $  342,564    $   67,666  (4)    $  (15,981) (4)   $   394,249

Property and equipment, net              79,356       32,159      111,515       126,471  (4)       (32,159) (4)       205,827

Other assets                          1,517,644       30,077    1,547,721     3,657,481  (4)       (30,077) (4)     4,585,125

                                             -            -            -             -            (590,000) (4)            -
                                     ----------   ----------   ----------    ----------         ----------        -----------

Total assets                         $1,923,583   $   78,217   $2,001,800    $3,851,618         $ (668,217)       $ 5,185,201
                                     ==========   ==========   ==========    ==========         ==========        -----------

  Liabilities and Shareholders'
              Equity

Total current liabilities            $1,985,148   $  108,777   $2,093,925    $  108,777  (4)    $ (129,554) (4)   $ 2,114,702

Long-term debt                               -       683,137      683,137       683,137  (4)      (434,617) (4)       434,617

Shareholders' equity (deficit)          (61,565)    (713,697)    (775,262)           -          (3,411,144) (4)     2,635,882
                                     ----------   ----------   ----------    ----------         ----------        -----------

Total liabilities and equity         $1,923,583   $   78,217   $2,001,800    $  791,914        $(3,975,315)       $ 5,185,201
                                     ==========   ==========   ==========    ==========         ==========        -----------

           Unaudited Pro Forma Combined Statement of Operations
                 For the Nine Months Ended March 31, 2000

                                                                                 Pro Forma Adjustments
                                                                             -----------------------------
                                   Silverthorne(2)  Aquila(3)    Total         Debit              Credit           Combined
                                   -------------- ----------   ----------    ----------         ----------        -----------
                                     (Restated)

Revenues                             $2,592,189   $  229,151   $2,821,340    $       -          $       -         $ 2,821,340
Cost of revenues                      1,909,064      335,346    2,244,410            -                  -           2,244,410
                                     ----------   ----------   ----------    ----------         ----------        -----------
  Gross profit (loss)                   683,125     (106,195)     576,930            -                  -             576,930
                                     ----------   ----------   ----------    ----------         ----------        -----------

Operating expenses
  Selling, general and admin          8,005,615      356,068    8,361,683       567,585  (6)       (76,381) (5)     8,852,887
  Interest expense                      107,767       24,607      132,374            -             (14,367) (5)       118,007
                                     ----------   ----------   ----------    ----------         ----------        -----------
   Total operating expenses           8,113,382      380,675    8,494,057       567,585            (90,748)         8,970,894
                                     ----------   ----------   ----------    ----------         ----------        -----------

Income (loss) from operations        (7,430,257)    (486,870)  (7,917,127)      567,585            (90,748)        (8,393,964)
                                     ----------   ----------   ----------    ----------         ----------        -----------

Other income (expense)                   59,179           -        59,179            -                  -              59,179

Income (loss) before taxes           (7,371,078)    (486,870)  (7,857,948)      567,585            (90,748)        (8,334,785)
Income tax expense (benefit)                 -            -           -              -                  -                  -
                                     ----------   ----------   ----------    ----------         ----------        -----------

Net income (loss)                   $(7,371,078)  $(486,870)  $(7,857,948)   $  567,585         $  (90,748)       $(8,334,785)
                                     ==========   ==========   ==========    ==========         ==========        ===========

Basic earnings per share             $    (0.10)                                                                  $     (0.11)
                                     ==========                                                                   ===========
Weighted average pro forma
 shares  outstanding - basic         76,736,355                               2,041,445  (4)                       78,777,800
                                     ==========                              ==========                           ===========

Diluted earnings per share           $    (0.10)                                                                  $     (0.11)
                                     ==========                                                                   ===========

Weighted average pro forma shares
 outstanding - diluted               76,736,355                               2,041,445  (4)                       78,777,800
                                     ==========                              ==========                           ===========

           Unaudited Pro Forma Combined Statement of Operations
                     For the Year Ended June 30, 1999

                                                                                 Pro Forma Adjustments
                                                                             -----------------------------
                                  Silverthorne(1)   Aquila(3)    Total         Debit              Credit           Combined
                                  --------------  ----------   ----------    ----------         ----------        -----------
                                                                             (Restated)
Revenues                             $1,807,401   $    1,538   $1,808,939    $       -          $       -          $1,808,939
Cost of revenues                      1,232,950       47,449    1,280,399            -                  -           1,280,399
                                     ----------   ----------   ----------    ----------         ----------        -----------
  Gross profit (loss)                   574,451      (45,911)     528,540            -                  -             528,540
                                     ----------   ----------   ----------    ----------         ----------        -----------

Operating expenses
  Selling, general and admin            730,302      752,713    1,483,015       756,780  (6)      (101,841) (5)     2,137,954
  Interest expense                       67,814       31,315       99,129            -             (29,635) (5)        69,494
                                     ----------   ----------   ----------    ----------         ----------        -----------
   Total operating expenses             798,116      784,028    1,582,144       756,780           (131,476)         2,207,448
                                     ----------   ----------   ----------    ----------         ----------        -----------

Income (loss) from operations          (223,665)    (829,939)  (1,053,604)      756,780           (131,476)        (1,678,908)
                                     ----------   ----------   ----------    ----------         ----------        -----------

Other income (expense)                   (4,784)          -        (4,784)           -                  -              (4,784)

Income (loss) before taxes             (228,449)    (829,939)  (1,058,388)      756,780           (131,476)        (1,683,692)
Income tax expense (benefit)            (85,211)          -       (85,211)       85,211  (7)            -                -
                                     ----------   ----------   ----------    ----------         ----------        -----------

Net income (loss)                    $ (143,238)  $ (829,939)  $ (973,177)   $  841,991         $ (131,476)       $(1,683,692)
                                     ==========   ==========   ==========    ==========         ==========        ===========

Basic earnings per share             $    (0.01)                                                                  $     (0.06)
                                     ==========                                                                   ===========
Weighted    average    pro   forma
 shares  outstanding - basic         27,500,000                               2,041,445  (4)                       29,541,445
                                     ==========                              ==========                           ===========

Diluted earnings per share           $    (0.01)                                                                  $     (0.06)
                                     ==========                                                                   ===========

Weighted average pro forma shares
 outstanding - diluted               27,500,000                               2,041,445  (4)                       29,541,445
                                     ==========                              ==========                           ===========

        Notes to Unaudited Pro Forma Combined Financial Statements

The  following   notes  and   adjustments   are  related  to  the  business
combination  between  Silverthorne  Production  Company  (Silverthorne) and
Aquila Internal Telecommunications, Inc (Aquila).

1.    Reflects the pro forma amounts,  which gives effect to Silverthorne's reverse  acquisition with  Inter-American  Telecommunication  Holding
      Corporation  as  reported  in a Current  Report on Form  8-K/A  dated
      March 8, 2000.

2.    Reflects the March 31, 2000 unaudited  balance sheet and statement of operations  for the nine months ended March 31, 2000 of  Silverthorne as filed in a Quarterly Report on Form 10-QSB on May 24, 2000.

3.    The  accounts  for  Aquila  for the year  ended  June 30,  1999  were derived by  combining  the results of  operations  for the  six-month period ended  December 31, 1998 with the six-month  period ended June
      30,  1999.  The amounts for Aquila for the  nine-month  period  ended were derived by combining  the  six-month  period ended  December 31,
      1999 with the three-month period ended March 31, 2000.

4.    Records  the  acquisition  of Aquila for  $3,287,397.  To finance the acquisition,  Silverthorne  issued  2,041,445  shares  of its  common stock valued  at $2,697,397  and paid  $590,000, which  was  advanced prior  to the  acquisition.  The purchase price has been allocated as follows:

             Asset Category
      ---------------------------
      Cash                                                     $     13,652
      Accounts receivable                                            54,014
      Property and equipment                                        126,421
      Intangible assets                                           3,581,164
      Deposits                                                       76,317
      Accounts payable                                              (40,886)
      Accrued expenses                                              (88,668)
      Debt                                                         (434,617)
                                                               ------------

                                                               $  3,287,397
                                                               ============

5.    To  eliminate  depreciation  and  interest  expense  which  will  not continue following the business combination.

6.    To  record   depreciation   and  amortization  of  fixed  assets  and
      intangibles  acquired.  Fixed assets are depreciated over a five-year life, intangible assets over five years.

7.    Pro forma income tax  adjustment  to fully  reserve for net operating losses  generated as it is currently  more likely than not these will not be utilized in the near future.